Offerings - Offering: 1	Mar. 23, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 862,500,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 119,111.25
Offering Note	Calculated solely for purposes of determining the filing fee. The purchase price of the 0.25% Convertible Senior Notes due 2028 is US$1,000 per US$1,000 principal amount outstanding. As of March 26, 2026, there was US$862,500,000.00 aggregate principal amount of Notes outstanding, resulting in an aggregate maximum purchase price of US$862,500,000.00 (excluding accrued but unpaid special interest, if any). The amount of the filing fee was calculated in accordance with Rule 0-11 of the Securities Exchange Act of 1934, as amended, and equals $138.10 per $1,000,000 of the transaction valuation.